UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2018

AMEREN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On March 9, 2018, the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) elected Mr. Craig S. Ivey to the Board, with a term beginning on March 9, 2018, and expiring at Ameren’s Annual Meeting of Shareholders in 2018. Also effective March 9, 2018, the Board appointed Mr. Ivey to the Audit and Risk Committee and the Nuclear and Operations Committee of the Board. No arrangement or understanding exists between Mr. Ivey and Ameren or, to Ameren’s knowledge, any other person or persons pursuant to which Mr. Ivey was selected as a director. Mr. Ivey will receive compensation for Board and committee service as described on Exhibit 10.4 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Mr. Ivey served as President of Consolidated Edison Company of New York, Inc. (“Con Edison”) from December 2009 through his retirement in December 2017. Con Edison, a subsidiary of Consolidated Edison, Inc., provides electric service to approximately 3.4 million customers and delivers gas to approximately 1.1 million customers in New York City and Westchester County. It also operates the largest steam distribution system in the United States for customers in New York City. Mr. Ivey previously served in various positions with Dominion Resources, Inc. from 1985 to 2009, most recently as Senior Vice President for Transmission and Distribution.

ConEd had no business relationships with Ameren or its subsidiaries in 2017 or to the date hereof in 2018 which are required to be reported under Item 404(a) of Securities and Exchange Commission Regulation S-K.

ITEM 7.01	Regulation FD Disclosure.

On March 13, 2018, Ameren issued a press release announcing Mr. Ivey’s election to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Report.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

99.1	Press Release dated March 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: March 13, 2018